SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 16, 2019

Date of Report

September 13, 2019

(Date of earliest event reported)

TransAct Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-139746	98-0515445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1650-1188 West Georgia, Vancouver, BC, Canada V6E 4A2

(Address of principal executive offices, including zip code)

210-561-6015

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This current report and its exhibit may include forward-looking statements. TransAct Energy Corp. based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Forward-looking statements are subject to various risks and uncertainties that may be outside the control of TransAct Energy Corp. TransAct Energy Corp, has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with TransAct Energy Corp. Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In anticipation of the Company starting the development of its first municipal scale zero-emissions waste optimization plant (“ZEWOPtm”) in El Salto, Mexico this year and continued growth globally thereafter a Chief People Officer (“CPO”) with global experience was sought. On September 16th, 2019, the Board of Directors of TransAct Energy appointed Christina Kenny as the Chief People Officer. Ms. Kenny as the new CPO is expected to bring the required international experience to recruit, retain and support the Company’s most important resource its people.

Christina Kenny, Chief People Officer and Director, 43 years of age: Christina Kenny will be based out of our future human resource offices in Dublin, Ireland. Ms. Kenny will facilitate the company’s ongoing growth in sustainable technologies based in the Circular Economy starting with the dissemination of ZEWOPtm around the world. Ms. Kenny was the CPO at ABTRAN a customer and business process management solution provider , from November 2017 thru August 2019, CPO-Global at Voxpro Ireland and International a multilingual customer experience & technical support solution provider from September 2016 to October 2017, the CEO, Change by Design, Scotsdale, AZ a management consulting firm from 2012 to Jan. 2016 and the Chief Admin Officer and SVP People at NTRplc US and Ireland an international renewable energy group from June 2008 to June 2012. Ms. Kenny has over 20 years of business experience in new ventures, business plan execution, organizational management, and operations. She has an extensive background in human resources and people management. Ms. Kenny led successful international expansion efforts managing growth from 125 employees to 5000+ in new renewable energy and waste management business. She has an undergraduate degree in finance/human resources and an MBA.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSACT ENERGY CORP.

Date:	September 16, 2019
By:	/s/ Roderick C. Bartlett
President and Chief Executive Officer